UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2006

ETHANEX ENERGY, INC.
(f/k/a New Inverness Explorations, Inc.)
(Exact name of registrant as specified in its charter)

Nevada	333-129810	Pending
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14500 Parallel Road, Suite A
Basehor, KS	66007
(Address of principal executive offices)	(Zip Code)

(913) 724-4106
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2006, the Board of Directors of Ethanex Energy, Inc. (the “Company”):

o
Terminated the Company’s 2006 Equity Incentive Plan (the “2006 Plan”) and adopted the Omnibus Equity Incentive Plan (the “Omnibus Plan”). The Omnibus Plan permits the Company to grant awards of nonqualified stock options and restricted stock to eligible employees, non-employee directors and consultants of the Company. The Board reserved 7,500,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), for awards under the Omnibus Plan. A copy of the Omnibus Plan is filed as Exhibit 10.1 to this report and is incorporated in response to this item by reference to that exhibit. The Board had previously reserved 2,000,000 shares of Common Stock for awards under the 2006 Plan. Before termination, options to purchase up to an aggregate of 1,000,000 shares of Common Stock were outstanding under the 2006 Plan. No further awards can be granted under the 2006 Plan;

o	Approved a form of stock option agreement for the following stock option grants, which had been previously authorized by the Board under the 2006 Plan:

Robert C. Walther, Executive Chairman	Nonqualified Stock Option for 250,000 Shares of Common Stock

Albert W. Knapp, III, President and Chief Executive Officer	Nonqualified Stock Option for 250,000 Shares of Common Stock

Randall L. Rahm, Co-Chief Operating Officer	Nonqualified Stock Option for 250,000 Shares of Common Stock

Bryan J. Sherbacow, Co-Chief Operating Officer	Nonqualified Stock Option for 250,000 Shares of Common Stock

These grants were previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 6, 2006 under the heading “Executive Compensation - Employment Agreements.” A copy of the form of stock option agreement has been filed as Exhibit 10.2 to this report and is incorporated in response to this item by reference to that exhibit; and

o
Approved a stock option grant agreement for a nonqualified stock option to purchase up to 1,500,000 shares of Common Stock and a restricted stock agreement for 1,000,000 shares of restricted stock for David J. McKittrick, the Company’s Executive Vice President and Chief Financial Officer, granted under the Omnibus Plan. The stock option and restricted stock grants for Mr. McKittrick were previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on October 13, 2006. Copies of the grant agreements are filed as Exhibits 10.3 and 10.4 to this report and are incorporated in response to this item by reference to those exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Omnibus Equity Incentive Plan

10.2	Form of Stock Option Agreement for Robert C. Walther, Albert W. Knapp, III, Randall L. Rahm and Bryan J. Sherbacow

10.3	Stock Option Agreement, dated December 1, 2006, for David J. McKittrick

10.4	Restricted Stock Agreement, dated December 1, 2006, for David J. McKittrick

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2006	ETHANEX ENERGY, INC.

	By:	/s/ Albert W. Knapp, III
Name: Albert W. Knapp, III
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Omnibus Equity Incentive Plan

10.2	Form of Stock Option Agreement for Robert C. Walther, Albert W. Knapp, III, Randall L. Rahm and Bryan J. Sherbacow

10.3	Stock Option Agreement, dated December 1, 2006, for David J. McKittrick

10.4	Restricted Stock Agreement, dated December 1, 2006, for David J. McKittrick